Exhibi 99.2

Symbol: EEFT www.euronetworldwide.com

Welcome to Euronet Worldwide Year-End 2003 Corporate Results February 20, 2004 Presenters Michael J. Brown, Chairman & CEO Rick L. Weller, EVP & CFO Jeff B. Newman, EVP & General Counsel

30, 2003; Forward-Looking Statements Statements contained in this presentation, which concern Euronet’s or its management’s intentions, expectations, or predictions of future performance, are forward-looking statements. Euronet’s actual results may vary materially from those anticipated in such forward-looking statements as a result of a number of factors, including: technological developments affecting the market for the Company’s products and services; foreign exchange fluctuations; and changes in laws and regulations affecting the Company’s business. These risks and other risks are described in the company’s periodic filings with the Securities and Exchange Commission, including but not limited to Euronet’s Form 10-Q for the periods ended March 31, 2003; June and September 30, 2003 and its Form 10-K for the year ended December 31, 2002. Copies of these filings may be obtained by contacting the Company or the SEC.

Year-End 2003 Financial Report Rick L. Weller Chief Financial Officer

)

Financial Highlights $5.7 million (excluding FX and discontinued op losses) excluding FX

$70.1 million $8.8 million increase over Q4 2002

32% increase over $53.1 million in Q3 2003 277% increase over Q4 2002 $6.6 million change over last year’s ($0.9) million $0.08 Quarterly 54% increase over $3.7 million in Q3 2003 29% increase over $6.8 million in Q3 2003 389% Compared to $0.06 for Q3 2003 (

Q4 2003 Financial Report: Revenue – > > Operating Income – > > EBITDA - > > EPS - >

• • • •

$13.3 million Financial Highlights $204.4 million $25.4 million

Annual 188% increase over $71.0 million in annual 2002 $13.7 million change over last year’s ($0.4) million 176% increase over $9.2 million in annual 2002 $0.13* Compared to ($0.19)* for Q4 2003

2003 Financial Report: Revenue – > Operating Income – > EBITDA - > EPS - > * Note: EPS excludes FX, discontinued op losses, sale of U.K. and loss on early retirement of debt.

• • • •

Q4 03

:

Q3 03

Q2 03

Q1 03

Quarterly Consolidated Revenue Q4 02

Q4 2003 Financial Report 80 70 60 50 40 30 20 10 0

Millions USD

EBITDA

Q4 03

Op Income

: EBITDA

Op Q3 03

Income

EBITDA Q2 03 Op Income EBITDA

Q1 03

Op Income EBITDA

Q4 02

Quarterly Consolidated Op Results & EBITDA Op Loss

Q4 2003 Financial Report 10 8 6 4 2 0 -2

Millions USD

2003 2002 2001

2000

2003 Financial Report: Annual Consolidated Revenue Growth 225 200 175 150 125 100 75 50 25 0

Millions USD

EBITDA

2003

Op Income

: EBITDA 2002

Op Loss EBITDA

2001

Op Loss

Consolidated Op Results & EBITDA EBITDA

2000

Op Loss

2003 Financial Report Annual 30 20 10 - (10) (20) (30) (40)

USD Millions

Software Solutions, including R&D

Corporate Prepaid Processing Europe e-pay transact Asia Pacific U.S.-PaySpot EMEA Asia Pacific

Euronet’s Business Segments EFT Processing More than 90% of revenues are recurring

Prepaid EFT Q4 03 Prepaid EFT Q3 03 Prepaid EFT Q2 03

Prepaid EFT Q1 03

EFT & Prepaid Processing Combined EFT Q4 02

Quarterly Transaction Growth: 80 70 60 50 40 30 20 10 0

Millions

Q4 03 Q3 03 Q2 03

Q1 03

EFT & Prepaid Processing Combined Q4 02

Quarterly Processing Revenue Growth: 70 60 50 40 30 20 10 0

Millions USD

Q4 03 $4.0 5.9 0.8 10.7 (0.1) (1.8) $8.8 EBITDA Q3 03 $4.1 3.9 0.7 8.7 - (1.9) $6.8 $2.3 4.7 0.5 7.5 - (1.8) $5.7 Q4 03 Operating Income Q3 03 $2.3 3.0 0.4 5.7 (0.1) (1.9) $3.7

4.2 -USD Millions Revenue Q4 03 $15.8 50.1 70.1 - $70.1

Business Segments: Sequential Quarterly Results Comparison Q3 03 $12.9 36.5 3.6 53.0 0.1 - $53.1

Q4 2003 EFT Processing Prepaid Processing Software/R&D Total Eliminations / Rounding Corporate Consolidated

: (USD Millions) 68.7 4.9 4.8 (8.1) (5.3) 65.0

Other Items $ $

Q4 2003 Financial Report Balance Sheet – Debt at end of Q3 2003 Exchange rate impact Additional borrowings Conversion of debt Payments Debt at end of Q4 2003

• • • • • •

2003 $19.1 305.4 190.0 65.0 81.9 44% 1.9x 1.3x 2002 $12.0 66.5 66.5 44.4 6.2 88% 6.1x 4.5x

USD Millions excluding Trust Accounts

Q4 2003 Financial Report: 2003 Strengthened Balance Sheet & Financial Position Debt to Total Capital Total Debt to Annualized Q4 EBITDA Multiple Net Debt to Annualized Q4 EBITDA Multiple

Unrestricted cash Total Assets Total Assets Total Debt Stockholders’ equity • • •

$0.13 Q4 ‘03 Q3 ‘03

Q2 ‘03

Consistent Quarterly Improvement Q1 ‘03 Earnings per shares excludes FX, gain on sale of U.K. ATM network and losses from discontinued operations. Includes the rounded effects of the quarters.

2003 Fully Diluted EPS: $0.10 $0.08 $0.06 $0.04 $0.02 $- $(0.02) $(0.04) Notes:

Business Overview Michael J. Brown Chairman & CEO

Software Solutions, including R&D

Corporate Prepaid Processing Europe e-pay transact Asia Pacific U.S.-PaySpot EMEA Asia Pacific

Euronet’s Business Segments EFT Processing More than 90% of revenues are recurring

EFT Processing Segment

2/20/04

Euronet EFT Processing Today

- The largest pan-European ATM processor
- The largest nationwide shared network in India
- 2 processing centers: Hungary & India
- 12 countries – processing across borders
- 12 currencies
- 45 Host-to-host bank & card connections
- 3,000+ POS terminals live
- 3,350+ ATMs live
- 1,500 additional ATMs under contract
- 11 million transactions/month in Q4 2003
- $7 billion annualized cash transactions

SECURE FINANCIAL TRANSACTIONS – ANY TIME, ANY PLACE

Euronet WORLDWIDE

20

EBITDA

Op Income Q4 ‘03 EBITDA Q3 ‘03 Op Income EBITDA

: Q2 ‘03

Op Income EBITDA Q1 ‘03 Op Income

EFT ProcessingOperating Income & EBITDA 4.5 4 3.5 3 2.5 2 1.5 1 0.5 0

Millions USD

• Pacific 0.5

• Millions) Asia $ ($0.4) ($0.4) (USD $2.7 $4.4 EMEA $15.3

• Highlights EMEA

• $2.3 $4.0 in EMEA

• Total $15.8 margin in

• Financial margin

• income EBITDA

• Processing: 2003 Income op

• EFT Q4 Revenue Op EBITDA 18% 29%

• • • •

4 65 ATMs now 2,264 ATMs connected -

: rollout in process – technical interface certifications in process – 251 outsourced ATMs now live 9 banks, 2 mobile operators Romania – Network Participation agreement outsourced ATMs

– India shared network –

HW/Software upgrade doubled network capacity contracted outsourcing of 600 ATMs and 2,700 POS Migration of 700+ ATMs outsourced to start in March ING Slaski member banks 100 EOC – Raiffeissen live- terminals, plans to add 300 ATMs and 3,300 POS terminals in 24 months HVB Poland – Cashnet DCB – IDBI Bank – ATM & SMS Recharge -

EFT Processing EMEA > > > > India > > > >

Q4 2003 Business Highlights • •

Total After Install 854 1,579 2,409 4,842

contract in

Under Contract 12/31/03 N/A 772 720 1,492

Live 12/31/03 854 807 1,689 3,350 Live 09/30/03 831* 702 1,721* 3,254

EFT Processing: ATM Categories by Quarter Devices ATM Category 1 Euronet-owned & branded ATM Category 2 Euronet-owned, bank-branded ATM Category 3 Bank-owned, Euronet-driven Total ATMs *ATM counts are adjusted for the sale and subsequent outsourcing Hungry; 272 Category 1 ATMs transferred to Category 3.

921 433 0 12

Poland Total: Hungary Total: Romania Total: Kosovo Total:

73

Greece Total:

127 India Total:

88 Egypt Total:

Q4 2003 ATMs by Country 841 405 110 Slovakia 180 160

EFT Processing: United Kingdom Total: Germany Total: Czech Republic Total: Total: Croatia Total:

Total 921 841 433 405 73 180 160 110 88 127 12 3,350 Category 3 41 841 286 3 73 180 160 5 88 0 12 1,689 Category 2 520 0 147 3 0 0 0 10 0 127 0 807

Q4 2003 ATM Categories by Country Category 1 360 0 0 399 0 0 0 95 0 0 0 854

EFT Processing: Country Poland U.K. Hungary Germany Greece Slovakia Croatia Czech Rep Egypt India Kosovo Total

Prepaid Processing Segment

2/20/04

Euronet Prepaid Processing Today

- The largest international prepaid processor
- 3 processing centers: U.K., Germany & U.S.
- 9 countries
- 31 direct mobile operator partnerships + top-up available for many national and regional carriers
- 126,000+ POS devices
- 59,000 + locations
- 13+ million transactions/month in Q4
- $2.5+ billion annualized top up collected & processed

SECURE FINANCIAL TRANSACTIONS - ANY TIME, ANY PLACE

28

Euronet WORLDWIDE

EBITDA Q4 ‘03 Op Income EBITDA Q3 ‘03 Op Income

:

EBITDA Q2 ‘03 Op Income EBITDA Q1 ‘03

Operating Income & EBITDA Op Income

7 6 5 4 3 2 1 0

Prepaid Processing Millions USD

Q4 2003 Financial Highlights $50.1 million $4.7 million $5.9 million (November and December) $2.1 million $0.6 million $0.8 million $0.3 million

37% increase over $36.5 million in reported Q3 2003 57% increase over $3.0 million in reported Q3 2003 $5.2 million without purchase price intangible amortization 51% increase over $3.9 million in reported Q3 2003 Revenue – Op income – EBITDA—Net income -

Prepaid Processing: Revenue—> Op income—> > EBITDA—> Transact > > > >

• • • •

30

2/20/04

Prepaid Processing:
Q4 2003 Business Highlights

- **Acquisitions**
  - Transact – Germany market leader - in Q4 '03
  - Precept – building U.S. PaySpot – in Q1 '04
- **Retailers update**
  - Independent retailers (added approx. 500 in U.K. & 400 in Poland)
  - Sainsbury – fully live in Nov.
  - U.K. Post Office – roll-out starting in Nov.
  - Shell New Zealand
  - Shell Germany
  - VNP Mobilcom Germany
  - EGF Group –Germany

SECURE FINANCIAL TRANSACTIONS - ANY TIME, ANY PLACE

31

Euronet WORLDWIDE

points of sale (Q1 Precept adds 4,500)

300 POS 2,800 POS 102,000 POS 9,500 POS 4,700 POS 700 POS 1,000 POS 3,900 POS 600 POS

PaySpot –U.K. – Germany – Australia – New Zealand – Poland – Ireland – U.S. – Malaysia – Indonesia –

Q4 2003 Business Highlights Markets Summary — > > > > > > > > > Current Prepaid Total POS Count – Approx 126,000

Prepaid Processing: • •

Software Solutions Segment,including R&D

:

including R&D YTD $15.7 million $1.4 million $2.6 million YTD $9.3 million Q4 $4.3 million $0.5 million $0.8 million Q4 $2.6 million Software backlog of $5.7 million Q4 2003 Financial Highlights Revenue Op income EBITDA Contract sales

Software Solutions, Financial Highlights > > > Other Highlights > >

• •

:

including R&D Romania for ATM outsourcing network participation

Q4 2003 Business Highlights Slaski Raiffeisen

Software Solutions, Record sales in Q4 2003 10 new customers in 2003 Onsite implementations in 19 different countries YTD with more than 100 projects Opened customer service in Belgrade, Serbia Transitioned software customers to hybrid software/network customers > >

• • • • •

• $8.1 ops on 2003 ATM of gain Q4 disc.

• & and than FX conversion FX better international improvements leverage & recurring Q4 in excluding Services is line in owners excluding slightly leader sheet Q4, or revenue e-pay in $0.13, to Prepaid payments to is market of balance $0.08 EPS similar the and 90% quarter-on-quarter top-to-bottom debt note of network Summary is loan EPS U.K. EPS than Substantial million Positive of 2004 2003 Euronet Outsourcing More Consistent Strengthened $5.3 million Year-to-date sale Q1

• • • • • • • •

Michael Brown Chairman & CEO Rick Weller EVP & CFO Jeff Newman EVP & Corporate Counsel

Questions?

Supplemental Data: The following schedules provided a full reconciliation of Non-GAAP Financial Measures. Management believes that EBITDA is an important measure of the Company’s current performance of business units without consideration of financing expenses, depreciation and amortization of historical capital expenditures which do not have a current period operating cash effect. Additionally,management analyzes historical results adjusted for certain items that are incremental to the baseline of the business or that are non-operational in nature. Generally these items include gains or losses associated with the sale of the business assets or operations, market development costs, foreign exchange translations, discontinued operations and other similar items. Management believes the exclusion of these items provides a better basis for evaluating the underlying business unit performance.

(6,514) (0.28) (3,119)—955 4,233 (4,445) (0.19) 6,253 (247) 183 (2,312) 249 (100) (419)- 9,659 9,240

12/31/2002 $ $ $ $

11,784 0.41 201 - 9,690 3,630 0.13 7,216 (1,257) (518) 4,246—- 13,317—12,062

For the Year Ended 12/31/2003 (18,045) 25,379

$ $ $ $            to Net Income without Fx and Disc. Operation and to EBITDA (USD millions)

Supplemental Data: Reconciliation of Net Income Net Income Net Income per diluted share Add Discontinued Operations Less Gain on sale of subsidiary Add Loss on early retirement of debt Add Foreign Exchange (Fx) Net income excluding Fx and Disc Operations Net income excluding Fx and Disc Operations per diluted share Add Interest Expense Less Interest Income Less Equity in Income from subsidiaries Add Taxes Add Loss on lease facility Less Minority Interest Operating Income Add Depreciation EBITDA

39

(2,236) (0.07) 150 (44) 4,497 2,367 0.08 1,858 (331) (138) 1,936—5,692 3,143 8,835

12/31/2003 $ $ $ $ 1,376 0.05 49—234 1,659 0.06 1,837 (300) (246) 740—3,690 3,067

9/30/2003 6,757

$ $ $ $ (0.10) 2—3,120 345 0.01 1,914 (273) (97) 895—2,784 3,096 (2,777) 5,880

6/30/2003 $ $ $ $ 0.57 - 1,839 (741) (0.03) 1,607 (353) (37) 675—1,151 2,756

For the Three Months Ended 15,421 (18,001) 3,907 3/31/2003 $ $ $ $

- (USD millions) (2,846) (0.12) (78) 1,054 (1,870) (0.07) 1,446 (20) 24 (460) (23) (903) 2,729 1,826

12/31/2002 $ $            to Net Income without Fx and Disc. Operation and to EBITDA $ $ Reconciliation of Net Income

Supplemental Data: Net Income Net Income per diluted share Less Discontinued Operations Less Gain on sale of subsidiary Add Foreign Exchange (Fx) Net income excluding Fx and Disc Operations Net income excluding Fx and Disc Operations per diluted share Add Interest Expense Less Interest Income Less Equity in Income from subsidiaries Add Taxes Less Minority Interest Operating Income Add Depreciation EBITDA

40

374 - - - (2) - - 372—266 638

Software

$ $ 2,627 - - 2 (254) (114) 455 2,716—940 3,656

6/30/2003 Prepaid

Processing $ $

663 - - 166 (6) 1 370 1,194—1,874 3,068

EFT

Processing $ $

244 - - - (2) - - 242—275 517

Software

$ $ 1,387 - - 2 (218) (55) 408 1,524—618 2,142

3/31/2003 Prepaid

Processing $ $

(USD millions) 313 - - 192 (8) - 334 831—1,846 2,677 For the Three Months Ended EFT Reconcilation of Segment Net Income to EBITDA Processing $ $

Supplemental Data: Net Income Add Discontinued Operations Add Foreign Exchange (Fx) Add Interest Expense Less Interest Income Less Equity in Income from subsidiaries Add Taxes Operating Income Add Depreciation EBITDA

459 - - (2) 2 - - 459—323 782

Software

$ $ 4,146 - 2 3 (308) (184) 1,073 4,732—1,146 5,878

12/31/2003 Prepaid

Processing $ $

971 49 (21) 129 (11) - 1,209 2,326—1,653 3,979

EFT

Processing $ $

364 - - - - - - 364—296 660

Software

$ $

9/30/2003 2,753 - - 4 (276) (292) 768 2,957—922 3,879

Prepaid

Processing $ $

(USD millions) 1,613 49 - 144 (6) - 497 2,297—1,834 4,131

EFT

Supplemental Data: Reconcilation of Segment Net Income to EBITDA For the Three Months Ended Processing $ $            Net Income Add Discontinued Operations Add Foreign Exchange (Fx) Add Interest Expense Less Interest Income Less Equity in Income from subsidiaries Add Taxes Operating Income Add Depreciation EBITDA